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EXHIBIT 10.1

EXECUTION COPY

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

Dated as of November 22, 2002

        THE BOEING COMPANY, a Delaware corporation ("TBC" or the "Company"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, SALOMON SMITH BARNEY INC., and JPMORGAN SECURITIES INC., as joint lead arrangers and joint book managers, JPMORGAN CHASE BANK, as syndication agent, and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"), hereby agree as follows:

PRELIMINARY STATEMENTS

        (1)  The Company is party to a 364-Day Credit Agreement dated as of November 23, 2001 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

        (2)  The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

        (3)  The Company has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $3,000,000,000 for general corporate purposes of the Company and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Company from time to time in such amount on the terms and conditions of this Amendment and Restatement.

        SECTION 1.    Amendments to the Existing Credit Agreement.    The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a)  The definition of "Applicable Margin" in Section 1.1 is amended by deleting the grid in clause (ii) thereof and substituting therefor the following:

Level	Public Debt Rating: S&P and Moody's	Applicable Margin Through the Termination Date	Applicable Margin After the Termination Date
Level I	A+ by S&P or A1 by Moody's or above	0.100%	0.500%
Level II	less than Level I but at least A by S&P or A2 by Moody's	0.240%	0.650%
Level III	less than Level II but at least A- by S&P or A3 by Moody's	0.280%	0.750%
Level IV	less than Level III but at least BBB+ by S&P or Baa1 by Moody's	0.350%	1.000%
Level V	less than Level IV	0.475%	1.375%

          (b)  The definition of "Applicable Percentage" in Section 1.1 is amended by deleting the grid contained therein and substituting therefor the following:

Level	Public Debt Rating: S&P and Moody's	Applicable Percentage
Level I	A+ by S&P or A1 by Moody's or above	0.050%
Level II	less than Level I but at least A by S&P or A2 by Moody's	0.060%
Level III	less than Level II but at least A- by S&P or A3 by Moody's	0.070%
Level IV	less than Level III but at least BBB+ by S&P or Baa1 by Moody's	0.100%
Level V	less than Level IV	0.125%

          (c)  The definition of "Termination Date" in Section 1.1 is amended by deleting the date "November 22, 2002" and substituting therefor the date "November 21, 2003".

          (d)  Section 2.20(a)(v) is amended by deleting the date "November 23, 2001" and substituting therefor the date "November 22, 2002".

          (e)  Section 3.1(e) is amended (i) by deleting the date "December 31, 2000" and substituting therefor the date "December 31, 2001" and (ii) by deleting the date "September 30, 2001" and substituting therefor the date "September 30, 2002".

          (f)    Section 3.1(h) is amended by deleting the date "December 31, 2000" and substituting therefor the date "December 31, 2001".

          (f)    Section 4.1 is amended by adding to the end thereof a new clause (e) to read as follows:

            (e)  Material Compliance With Laws. Comply in all material respects with all applicable laws (including ERISA and applicable environmental laws), except to the extent that failure to so comply would not have a material adverse effect on the financial condition or operations of the Company.

          (g)  Schedule I is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

        SECTION 2.    Conditions of Effectiveness of this Amendment and Restatement.    This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date ") when and only if:

          (a)  The Agent shall have received counterparts of this Amendment and Restatement executed by the Company and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Agent that such Initial Lender has executed this Amendment and Restatement.

          (b)  The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and in form and substance satisfactory to the Agent and in sufficient copies for each Initial Lender:

            (i)    Documentation. Copies of all documents, certified by an officer of TBC, evidencing necessary corporate action by TBC and governmental approvals, if any, with respect to this Amendment and Restatement, to the Notes, if any, and to Guaranties to be delivered by TBC pursuant to Section 5.4(e) of the Existing Credit Agreement;

            (ii)  Officer's Certificate. A certificate of the Secretary or an Assistant Secretary of TBC which certifies the names of the officers of TBC authorized to sign the Notes, if any, and the other documents to be delivered hereunder, together with true specimen signatures of such officers and facsimile signatures of officers authorized to sign by facsimile signature (on which certificate each Lender may conclusively rely until it receives a further certificate of the Secretary or an Assistant Secretary of TBC canceling or amending the prior certificate and submitting specimen signatures of the officers named in such further certif icate);

            (iii)  Opinion of Company Counsel. A favorable opinion of counsel for TBC substantially in the form of Exhibit G to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement and as to such other matters as the Agent may reasonably request, which opinion TBC hereby expressly instructs such counsel to prepare and deliver; and

            (iv)  Opinion of Agent's Counsel. A favorable opinion of Shearman & Sterling, counsel for the Agent, substantially in the form of Exhibit H to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, which opinion the Agent hereby expressly instructs such counsel to prepare and deliver.

          (c)  The representations and warranties contained in Section 3.1 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

          (d)  No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

        SECTION 3.    Reference to and Effect on the Existing Credit Agreement and the Notes.    (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

        (b)  The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        (c)  Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is November 23, 2001).

        SECTION 4.    Costs and Expenses.    The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 8.3 of the Existing Credit Agreement.

        SECTION 5.    Execution in Counterparts.    This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

        SECTION 6.    Governing Law.    This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BOEING COMPANY
By

	Title:	David A. Dohnaek, Assistant Treasurer
CITIBANK, N.A., Individually and as Agent
By

	Name:	Carolyn A. Kee
	Title:	Vice President
Syndication Agent
JPMORGAN CHASE BANK
By

	Name:	Matthew H. Massie
	Title:	Managing Director
Documentation Agents
BANK OF AMERICA, N.A.
By

	Name:	Kenneth J. Beck
	Title:	Principal
BANK ONE, NA
By

	Name:	Mark Wasden
	Title:	Director

Senior Managing Agents
MORGAN STANLEY BANK
By

	Name:	Jaap L. Tonckens
	Title:	Vice President
CREDIT SUISSE FIRST BOSTON
By

	Name:	Jay Chall	Cassandra Droogan
	Title:	Director	Associate
MERRILL LYNCH BANK USA
By

	Name:	Louis Alden
	Title:	Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
By

	Name:	Robert Sevin
	Title:	Director

Managing Agents
DEUTSCHE BANK AG NEW YORK BRANCH
By

	Name:	Oliver Schwarz
	Title:	Vice President
By

	Name:	Michael Dietz
	Title:	Director
BARCLAYS BANK PLC
By

	Name:	John Giannone
	Title:	Director
THE BANK OF TOKYO-MITSUBISHI, LTD.
By

	Name:	Junji Ban
	Title:	General Manager of Northwest Group
SUMITOMO MITSUI BANKING CORPORATION
By

	Name:	Bob Granfelt
	Title:	Vice President and Manager
BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLAND BRANCH
By

	Name:	Dietmar Rieg	James H. Boyle
	Title:	First Vice President	Vice President
BNP PARIBAS
By

	Name:	Brian F. Hewett
	Title:	Director
By

	Name:	Christine L. Howatt
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC
By

	Name:	Dean White
	Title:	Corporate Director
CREDIT LYONNAIS NEW YORK BRANCH
By

	Name:	Scott R. Chappelka
	Title:	Vice President
UBS AG, STAMFORD BRANCH
By

	Name:	Wilfred V. Saint
	Title:	Associate Director, Banking Products Services, US
By

	Name:	Patricia O'Kicki
	Title:	Director, Banking Products Services
Lenders
MIZUHO CORPORATE BANK, LTD.
By

	Name:	Masahito Fukuda
	Title:	SVP&GH
THE BANK OF NEW YORK
By

	Name:	Mark O'Connor
	Title:	Vice President
KEYBANK NATIONAL ASSOCIATION
By

	Name:	David J. Wechter
	Title:	Vice President
LLOYDS TSB BANK PLC
By

	Name:	Lisa Maguire
	Title:	Assistant Vice President, Corporate Banking USAM067

SOCIETE GENERALE
By

	Name:	Jose A. Moreno
	Title:	Managing Director
ABN AMRO BANK, N.V.
By

	Name:	Terrence J. Ward	Edward John Hill III
	Title:	Senior Vice President	Assistant Vice President
STANDARD CHARTERED BANK
By

	Name:	Frieda Youlios
	Title:	Vice President
By

	Name:	Robert Reddington
	Title:	AVP/Credit Documentation
PNC BANK, NATIONAL ASSOCIATION
By

	Name:	Brue G. Shearer
	Title:	Vice President
ROYAL BANK OF CANADA
By

	Name:	Steven Bridgland
	Title:	Director
THE NORTHERN TRUST COMPANY
By

	Name:	Melissa A. Whitson
	Title:	Vice President
DEUTSCHE VERKEHRSBANK AG
By

	Name:	Constance Laudenschlager	James M. Morton
	Title:	Senior Vice President	Vice President
BANCO BILBAO VIZCAYA ARGENTARIA
By

	Name:	John Martini	Miguel A. Lara
	Title:	VP-Corporate Banking	VP Global Corporate Banking

U.S. BANK NATIONAL ASSOCIATION
By

	Name:	Barry P. Litwin
	Title:	Senior Vice President
WESTPAC BANKING CORP.
By

	Name:	Lisa Porter
	Title:	Vice President
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By

	Name:	Domodar P. Menon
	Title:	First Vice President
RIYAD BANK, HOUSTON AGENCY
By

	Name:	Keith S. Tenny	Paul N. Travis
	Title:	General Manager	VP & Head of Marketing

SCHEDULE I
APPLICABLE LENDING OFFICES

Name of Initial Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office
ABN Amro Bank, N.V.	$50,000,000	208 South LaSalle Suite 1500 Chicago, IL 60604 Attn: Dominic Blea T: 312 992-5176 F: 312 992-5111	208 South LaSalle Suite 1500 Chicago, IL 60604 Attn: Dominic Blea T: 312 992-5176 F: 312 992-5111
Australia and New Zealand Banking Group Limited	$23,800,000	1177 Avenue of the Americas 6th Floor New York, NY 10036 Attn: Peter Gray T: 212 801-9739 F: 212 556-4839	1177 Avenue of the Americas 6th Floor New York, NY 10036 Attn: Peter Gray T: 212 801-9739 F: 212 556-4839
Banco Bilbao Vizcaya Argerntaria	$25,000,000	1345 Avenue of the Americas 45th Floor New York, NY 10105 Attn: Santiago Hernandez T: 212 728-1677 F: 212 333-2904	1345 Avenue of the Americas 45th Floor New York, NY 10105 Attn: Santiago Hernandez T: 212 728-1677 F: 212 333-2904
Bank One, NA	$175,000,000	One Bank One Plaza Chicago, IL 60670 Attn: Jamie Leung T: 312 732-1707 F: 312 732-3537	One Bank One Plaza Chicago, IL 60670 Attn: Jamie Leung T: 312 732-1707 F: 312 732-3537
Bank of America, N.A.	$221,200,000	1850 Gateway Blvd. CA4-707-05-11 Concord, CA 94520 Attn: Vilma Tang T: 925 675-7336 F: 925 969-2865	1850 Gateway Blvd. CA4-707-05-11 Concord, CA 94520 Attn: Vilma Tang T: 925 675-7336 F: 925 969-2865
The Bank of New York	$50,000,000	One Wall Street, 22nd Floor New York, NY 10005 Attn: Dawn Hertling T: 212 635-6742 F: 212 635-6399	One Wall Street, 22nd Floor New York, NY 10005 Attn: Dawn Hertling T: 212 635-6742 F: 212 635-6399
The Bank of Tokyo-Mitsubishi, Ltd.	$100,000,000	1201 3rd Avenue Suite 1100 Seattle, WA 98101 Attn: Kosuke Takahashi T: 206 382-6049 F: 206 382-6067	1201 3rd Avenue Suite 1100 Seattle, WA 98101 Attn: Kosuke Takahashi T: 206 382-6049 F: 206 382-6067

Barclays Bank PLC	$100,000,000	222 Broadway-11th Floor New York, NY 10038 Attn: Chimatra Michael T: 212 412-3161 F: 212 412-5306	222 Broadway-11th Floor New York, NY 10038 Attn: Chimatra Michael T: 212 412-3161 F: 212 412-5306
Bayerische Landesbank Girozantrale, New York Branch	$100,000,000	560 Lexington Avenue New York, NY 10022 Attn: James Fox T: 212 310-9986 F: 212 310-9868	560 Lexington Avenue New York, NY 10022 Attn: James Fox T: 212 310-9986 F: 212 310-9868
BNP Paribas	$100,000,000	209 South LaSalle Suite 500 Chicago, IL 60604 Attn: Catherine Lui T: 312 977-2200 F: 312 977-1380	209 South LaSalle Suite 500 Chicago, IL 60604 Attn: Catherine Lui T: 312 977-2200 F: 312 977-1380
Citibank, N.A.	$260,000,000	388 Greenwich Street New York, NY 10013 Attn: Philippa Portnoy T: 212 559-5812 F: 212 793-1246	388 Greenwich Street New York, NY 10013 Attn: Philippa Portnoy T: 212 559-5812 F: 212 793-1246
Credit Lyonnais New York Branch	$100,000,000	1301 Avenue of the Americas New York, NY 10019 Attn: Bertrand Cousin T: 212 261-7363 F: 212 261-7368	1301 Avenue of the Americas New York, NY 10019 Attn: Bertrand Cousin T: 212 261-7363 F: 212 261-7368
Credit Suisse First Boston	$150,000,000	11 Madison Avenue New York, NY 10010 Attn: Robert Finney T: 212 325-9038 F: 212 325-8319	11 Madison Avenue New York, NY 10010 Attn: Robert Finney T: 212 325-9038 F: 212 325-8319
Deutsche Bank AG New York Branch	$125,000,000	40 Kingsbridge Road Piscataway, NJ 08854 Attn: Nelson Lugaro T: 732 981-7439 F: 732 981-7470	40 Kingsbridge Road Piscataway, NJ 08854 Attn: Nelson Lugaro T: 732 981-7439 F: 732 981-7470
Deutsche VerkehrsBank AG	$25,000,000	609 Fifth Avenue 10th Floor New York, NY 10017 Attn: Volker Fabian T: 212 588-8864 F: 212 588-8936	609 Fifth Avenue 10th Floor New York, NY 10017 Attn: Volker Fabian T: 212 588-8864 F: 212 588-8936
Mizuho Corporate Bank, Ltd.	$50,000,000	Harborside Financial Center 1800 Plaza Ten, 16th Floor Jersey City, NJ 07311 Attn: Nate Spivey T: 201 626-9161 F: 201 626-9944	Harborside Financial Center 1800 Plaza Ten, 16th Floor Jersey City, NJ 07311 Attn: Nate Spivey T: 201 626-9161 F: 201 626-9944

JPMorgan Chase Bank	$260,000,000	60 Wall Street New York, NY 10260 Attn: Bob O'sieski T: 212 648-0342 F: 212 648-5939	60 Wall Street New York, NY 10260 Attn: Bob O'sieski T: 212 648-0342 F: 212 648-5939
Keybank National Association	$50,000,000	127 Public Square Cleveland, OH 44114 Attn: Diane Cox T: 216 689-4450 F: 216 689-4981	127 Public Square Cleveland, OH 44114 Attn: Diane Cox T: 216 689-4450 F: 216 689-4981
Lloyds TSB Bank Plc	$50,000,000	1251 Avenue of the Americas 39th Floor New York, NY 10020 Attn: Patricia Kilian T: 212 930-8914 F: 212 930-5098	1251 Avenue of the Americas 39th Floor New York, NY 10020 Attn: Patricia Kilian T: 212 930-8914 F: 212 930-5098
Merrill Lynch Bank USA	$150,000,000	15 W. South Temple Suite 300 Salt Lake City, UT 84101 Attn: Derek Befus T: 801 526-8324 F: 801 531-7470	15 W. South Temple Suite 300 Salt Lake City, UT 84101 Attn: Derek Befus T: 801 526-8324 F: 801 531-7470
Morgan Stanley Bank	$150,000,000	750 Seventh Avenue-11th Floor New York, NY 10020 Attn: Joseph DiTomaso T: 212 762-2320 F: 212 762-0346	750 Seventh Avenue-11th Floor New York, NY 10020 Attn: Joseph DiTomaso T: 212 762-2320 F: 212 762-0346
The Northern Trust Company	$25,000,000	801 S. Canal Street Chicago, IL 60607 Attn: Linda Honda T: 312 444-3532 F: 312 630-1566	801 S. Canal Street Chicago, IL 60607 Attn: Linda Honda T: 312 444-3532 F: 312 630-1566
PNC Bank, National Association	$25,000,000	One PNC Plaza 249 Fifth Avenue, 2nd Floor Mailstop P1-POPP-2-3 Pittsburgh, PA 15222 Attn: Philip K. Liebscher T: (412) 762-3202 F: (412) 762-6484	One PNC Plaza 249 Fifth Avenue, 2nd Floor Mailstop P1-POPP-2-3 Pittsburgh, PA 15222 Attn: Philip K. Liebscher T: (412) 762-3202 F: (412) 762-6484
Riyad Bank, Houston Agency	$10,000,000

Royal Bank of Canada	$25,000,000	Royal Bank of Canada Centre 71 Queen Victoria Street London EC4V 4DE Attn: Stephan Sayre T: 44 207 653-4625 F: 44 207 329-0247	Royal Bank of Canada Centre 71 Queen Victoria Street London EC4V 4DE Attn: Stephan Sayre T: 44 207 653-4625 F: 44 207 329-0247
Royal Bank of Scotland	$100,000,000	Waterhouse Square 138-142 Holborn London England EC1N 2TH Attn: Andrew Waddington T: 44 207 375-8504 F: 44 207 375-8282	Waterhouse Square 138-142 Holborn London England EC1N 2TH Attn: Andrew Waddington T: 44 207 375-8504 F: 44 207 375-8282
Societe Generale	$50,000,000	2001 Ross Avenue Dallas, TX 75201 Attn: Deborah McNealey T: 214 979-2762 F: 214 754-0171	2001 Ross Avenue Dallas, TX 75201 Attn: Deborah McNealey T: 214 979-2762 F: 214 754-0171
Standard Chartered Bank	$50,000,000	One Evertrust Plaza Jersey City, NJ 07302 Attn: Victoria Faltine T: 201 633-3454 F: 201 536-04478	One Evertrust Plaza Jersey City, NJ 07302 Attn: Victoria Faltine T: 201 633-3454 F: 201 536-04478
Sumitomo Mitsui Banking Corporation	$100,000,000	777 South Figueroa Suite 2600 Los Angeles, CA 90017 Attn: Miriam Delgado T: 213 955-0883 F: 213 623-6832	777 South Figueroa Suite 2600 Los Angeles, CA 90017 Attn: Miriam Delgado T: 213 955-0883 F: 213 623-6832
UBS AG, Stamford Branch	$100,000,000	677 Washington Blvd. Stamford, Connecticut 06901 Attn: Marie Haddad Banking Product Services T: 203 719-5609 F: 203 719-3888	677 Washington Blvd. Stamford, Connecticut 06901 Attn: Marie Haddad Banking Product Services T: 203 719-5609 F: 203 719-3888
U.S. Bank National Association	$25,000,000	1420 Fifth Avenue, 11th Floor Seattle, WA 98101 Attn: James Farmer T: 206 587-5237 F: 206 344-3654	1420 Fifth Avenue, 11th Floor Seattle, WA 98101 Attn: James Farmer T: 206 587-5237 F: 206 344-3654
Wachovia Bank, National Association	$150,000,000	191 Peachtree Street NE Atlanta, GA 30303 Attn: Joe Baschuite T: 404 332-5178 F: 404 332-4136	191 Peachtree Street NE Atlanta, GA 30303 Attn: Joe Baschuite T: 404 332-5178 F: 404 332-4136
Westpac Banking Corp.	$25,000,000	GMO Nightshift Operations 255 Elizabeth Street, 3rd Floor Sydney, Australia 2000 Attn: London Operations T: 61 29 284-8241 F: 011 44 207 621-7608	GMO Nightshift Operations 255 Elizabeth Street, 3rd Floor Sydney, Australia 2000 Attn: London Operations T: 61 29 284-8241 F: 011 44 207 621-7608
Total of Commitments:	$3,000,000,000

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  EXHIBIT 10.1